Review of Quarter and Four Quarters Ended 4/1/06 versus Quarter and Four Quarters Ended 4/2/05 May 9, 2006 GOLD-KIST-INC. * * * * ************** ***** ***** ***** ***** ***** ***** Exhibit 99.2

May 9, 2006

Cautionary Notes and Forward-Looking Statements
This presentation contains "forward-looking statements," as defined in the federal securities laws, regarding Gold Kist’s beliefs, anticipations, expectations or predictions of the future. These forward-looking statements involve a number of risks and uncertainties.
Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include uncertainties relating to the fluctuations in the commodity prices of feed ingredients and broiler products, disease outbreaks affecting broiler production and demand as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K for the
fiscal year ended October 1, 2005, and subsequently filed Quarterly Reports on Form 10-Q. Gold Kist undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 1, 2005 and subsequently filed Quarterly Reports on Form 10-Q.
We have presented certain information regarding our results of operations and components thereof that have been adjusted to exclude (i)
losses attributable to the curtailment of certain post-retirement benefit plans, (ii) share based compensation expenses, (iii) certain expenses relating to our conversion from a cooperative marketing association to a for profit corporation and (iv) proceeds from a vitamin antitrust settlement. We have presented this information because we believe that investors are interested in our results of operations excluding these types of items and because our management uses this information to analyze our results from continuing operations and to view trends and changes in such results. These adjusted items include Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net
Income and Adjusted EPS.
In this presentation, we have also included EBITDA and EBITDA-Adjusted. “EBITDA” is defined as the sum of net income (loss)
before interest, taxes, depreciation and amortization. “EBITDA-Adjusted” is defined as EBITDA, excluding the effect of certain items that management expects will be non-recurring, including (i) losses attributable to the curtailment of certain post-retirement benefit plans,
(ii) certain expenses relating to our conversion from a cooperative marketing association to a for profit corporation, (iii) the loss arising out of our abandonment of our investment in Southern States Cooperative, Inc., and (iv) proceeds from a vitamin antitrust settlement.
EBITDA and EBITDA-Adjusted are presented because they are used by management to assess our ability to satisfy our debt service, capital expenditures and working capital requirements, and to assess certain covenants in our borrowing arrangements that are tied to similar measures. However, EBITDA and EBITDA-Adjusted as presented are calculated in a different manner than comparable terms in our debt agreements, which permit the exclusion of certain items as defined therein. We also believe that these measures are frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results computed under Generally
Accepted Accounting Principles (GAAP), to compare the performance of companies. The use of EBITDA and EBITDA-Adjusted instead of net income has limitations, including the inability to determine profitability, the exclusion of interest expense, net and significant cash requirements associated therewith, and the exclusion of income tax expenses or benefits which ultimately may be realized through the payment or receipt of cash.
Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Income, Adjusted EPS, EBITDA, EBITDA-Adjusted and related ratios are not measurements of financial performance under GAAP and should not be considered as alternatives to net income, cash flow from operating activities or as measures of liquidity as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. These measures also may not be directly comparable to similarly titled measures of other companies.
We have provided below a reconciliation of each of these measures to the most directly comparable measure calculated and presented in accordance with GAAP.

May 9, 2006

Summary Operating Results – Actual
Operating Income Reconciliation
(2.1) (0.7)
(2.1)
- Antitrust Settlements
3.9 - - - Conversion Expense
(4.9%)
(26.3)
1.4
-
(5.2%)
$(27.7)
$532.4
4/1/06
10.7% 4.8% 11.4% Adjusted Operating Margin
256.8 107.5 65.1 Adjusted Operating Income
7.8 5.7 7.0 Share Based Compensation Expense
0.4 0.9 - Pension Settlement Expense
10.3% 4.5% 10.5% Net Operating Margin
$246.8 $101.6 $60.2 GAAP Net Operating Income
(5.9%) (6.7%) Percent Change
$2,400.8 $2,259.2 $570.8 Net Sales
4/2/05 4/1/06 4/2/05
Twelve Months Ended
Three Months Ended
($ In Millions)

May 9, 2006

10.3 3.1 0.9 Tax Affected Adjustment
66.0 41.8 (15.3) Adjusted Net Income
(6.1) (1.9) (0.5) Tax Provision @ 37.5%
16.4 5.0 1.4 Conversion Expenses/Debt
Prepayment Interest/Share based
Compensation Expenses/Antitrust
Settlement/Pension Settlement
Expense/Loss on Investment
Adjustments to Net Income:
Twelve Months Ended Three Months Ended
($ In Millions)
0.82
0.76
38.7
$570.8
4/2/05
1.29
1.09
55.7
$2,259.2
4/1/06
(0.31) Adjusted EPS
(0.32) GAAP EPS
131.0 (16.2) Net Income
$2,400.8 $532.4 Net Sales
4/2/05 4/1/06
Results from Operations
Net Income Reconciliation

May 9, 2006

49.0 49.9 17.8 12.1 Depreciation and Amortization
36.0 18.6 4.3 2.5 Interest Expense, Net
42.2 29.0 18.5 (12.6) Income Tax Expense
Add:
13.5%
77.2
(2.1)
-
13.9%
79.3
$38.7
4/2/05
(2.7%)
(14.2)
-
-
(2.7%)
(14.2)
$(16.2)
4/1/06
Three Months Ended
4/2/05 4/1/06
38.9 2.5 Loss on Investment
12.5% 7.0% EBITDA Margin – Adjusted
299.3 157.8 EBITDA – Adjusted
2.2 2.0 Conversion Expenses/(Antitrust
Settlement)/Pension Settlement Expenses
10.8% 6.8% EBITDA Margin
258.2 153.2 EBITDA
$131.0 $55.7
EBITDA Reconciliation
Net Income
Twelve Months Ended
($ In Millions)
EBITDA Reconciliation

May 9, 2006

Summary Credit Ratios & Other Information
$398.5 $440.4 Net Worth (millions)
34.8% 24.7% Total Debt/Total Capital
0.82 0.94 Total Debt/EBITDA
8.32 8.48 Adj. EBITDA/Interest Exp.
7.18 8.23 EBITDA/Interest Expense
4/2/05 4/1/06
Twelve Months Ended